SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule
     14a-12

                        Managed High Yield Plus Fund Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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


                        MANAGED HIGH YIELD PLUS FUND INC.

                                ----------------
                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 18, 2003
                                ----------------


TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Managed High Yield Plus Fund Inc. (the "Fund") will be held on September 18, 2003 at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114 for the following purposes:

              (1) To elect nine ( 9) directors to serve until the annual meeting of shareholders in 2004, or until their successors are elected and qualified or until they resign or are otherwise removed; and

              (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on July 18, 2003. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                      By order of the board of directors,


                                      AMY R. DOBERMAN
                                      SECRETARY

July 29, 2003
51 West 52nd Street
New York, New York 10019-6114




--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND, IN THE PROXIES' DISCRETION, EITHER "FOR" OR "AGAINST" ANY OTHER BUSINESS THAT MAY PROPERLY ARISE AT THE ANNUAL MEETING. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                         VALID SIGNATURE
                        ------------                         ---------------
     Corporate Accounts
         (1) ABC Corp. ................................  ABC Corp.
                                                         John Doe, Treasurer
         (2) ABC Corp. ................................  John Doe, Treasurer
         (3) ABC Corp. c/o John Doe, Treasurer ........  John Doe
         (4) ABC Corp. Profit Sharing Plan ............  John Doe, Trustee

     Partnership Accounts
         (1) The XYZ Partnership ......................  Jane B. Smith, Partner
         (2) Smith and Jones, Limited Partnership .....  Jane B. Smith, General Partner

     Trust Accounts
         (1) ABC Trust Account ........................  Jane B. Doe, Trustee
         (2) Jane B. Doe, Trustee u/t/d 12/18/78 ......  Jane B. Doe

     Custodial or Estate Accounts
         (1) John B. Smith, Cust. f/b/o
             John B. Smith, Jr. UGMA/UTMA .............  John B. Smith
         (2) Estate of John B. Smith ..................  John B. Smith, Jr., Executor

                        MANAGED HIGH YIELD PLUS FUND INC.
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                                ----------------

                                 PROXY STATEMENT

                                ----------------

         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 18, 2003

     This proxy statement is furnished to the shareholders of Managed High Yield Plus Fund Inc. (the "Fund") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on September 18, 2003, at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about July 31, 2003.

     A majority of the shares outstanding on July 18, 2003, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies marked WITHHOLD on any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast on the matter.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the nine nominees for director named herein and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund's Secretary at 51 West 52nd Street, New York, New York 10019-6114. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, July 18, 2003, the Fund had 41,854,012 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone and oral communications by regular employees of UBS Global Asset Management (US) Inc. ("UBS Global AM") or UBS Financial Services Inc., who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

     UBS Global AM serves as the Fund's investment advisor and administrator. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at 51 West 52nd Street, New York, New York 10019-6114. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

     UBS Global Asset Management (New York) Inc., 51 West 52nd Street, New York, New York 10019-6114, serves as the Fund's investment sub-advisor.

     The Fund's annual report containing financial statements for the fiscal year ended May 31, 2003, is being mailed to shareholders concurrently with this proxy statement.

                        PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the nine nominees named in the table below. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each of the nominees except for Mr. Storms was last elected director at the Fund's September 2002 Annual Meeting of Shareholders. Mr. Storms was appointed a director by the current board effective June 30, 2003, and is being nominated for election by shareholders at the September 2003 Annual Meeting. Mr. Storms previously served as a director of the Fund from 1999 to 2001. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of all nine nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

     Directors, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (18 persons) beneficially owned any shares of the Fund's common stock on July 18, 2003.

     Listed in the table below, for each nominee, is a brief description of the nominee's experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

                            POSITION(S)   LENGTH OF                            NUMBER OF PORTFOLIOS IN
                             HELD WITH      TIME      PRINCIPAL OCCUPATION(S)   FUND COMPLEX OVERSEEN    OTHER DIRECTORSHIPS
  NAME, ADDRESS, AND AGE       FUND        SERVED       DURING PAST 5 YEARS          BY NOMINEE            HELD BY NOMINEE
 ------------------------   ----------    ---------   -----------------------  -----------------------   -------------------
INTERESTED DIRECTORS:

Margo N. Alexander*+; 56     Director       Since     Mrs. Alexander is         Mrs. Alexander is a      None
                                            1998      retired. She was an       director or trustee of
                                                      executive vice            19 investment companies
                                                      president of UBS          (consisting of 40
                                                      Financial Services Inc.   portfolios) for which
                                                      (March 1984 to December   UBS Global AM or its
                                                      2002). She was chief      affiliates serves as
                                                      executive officer (from   investment advisor,
                                                      January 1995 to October   sub-advisor or manager.
                                                      2000), a director (from
                                                      January 1995 to
                                                      September 2001) and
                                                      chairman (from March
                                                      1999 to September 2001)
                                                      of UBS Global AM.

                            POSITION(S)   LENGTH OF                            NUMBER OF PORTFOLIOS IN
                             HELD WITH      TIME      PRINCIPAL OCCUPATION(S)   FUND COMPLEX OVERSEEN    OTHER DIRECTORSHIPS
  NAME, ADDRESS, AND AGE       FUND        SERVED       DURING PAST 5 YEARS          BY NOMINEE            HELD BY NOMINEE
 ------------------------   ----------    ---------   -----------------------  -----------------------   -------------------
Brian M. Storms*+; 48        Director       Since     Mr. Storms is chief       Mr. Storms is a          None
                                and         2003      executive officer of      director or trustee of
                            Chairman of               UBS Global Asset          23 investment companies
                           the Board of               Management--Americas      (consisting of 83
                             Directors                region (since July        portfolios) for which
                                                      2002). Mr. Storms was     UBS Global AM or one of
                                                      chief executive           its affiliates serves
                                                      officer, president        as investment advisor,
                                                      and/or chief operating    subadvisor or manager.
                                                      officer of UBS Global
                                                      AM and certain
                                                      affiliated asset
                                                      management companies
                                                      from 1999 to July 2002.
                                                      He was president of
                                                      Prudential Investments
                                                      (1996-1999).

INDEPENDENT DIRECTORS:

Richard Q. Armstrong; 68     Director       Since     Mr. Armstrong is          Mr. Armstrong is a       Mr. Armstrong is also a
R.Q.A. Enterprises                          1998      chairman and principal    director or trustee of   director of AlFresh
One Old Church Road--                                 of R.Q.A. Enterprises     19 investment companies  Beverages Canada, Inc.
Unit #6                                               (management consulting    (consisting of 40        (a Canadian beverage
Greenwich, CT 06830                                   firm) (since April 1991   portfolios) for which    subsidiary of AlFresh
                                                      and principal             UBS Global AM or one of  Foods Inc.)
                                                      occupation since March    its affiliates serves
                                                      1995).                    as investment advisor,
                                                                                sub-advisor or manager.

David J. Beaubien; 68        Director       Since     Mr. Beaubien is           Mr. Beaubien is a        Mr. Beaubien is also a
101 Industrial Road                         2001      chairman of Yankee        director or trustee of   director of IEC
Turners Falls, MA 01376                               Environmental Systems,    19 investment companies  Electronics, Inc., a
                                                      Inc., a manufacturer of   (consisting of 40        manufacturer of
                                                      meteorological            portfolios) for which    electronic assemblies.
                                                      measuring systems         UBS Global AM or one of
                                                      (since 1991).             its affiliates serves
                                                                                as investment advisor,
                                                                                sub-advisor or manager.

Richard R. Burt; 56          Director       Since     Mr. Burt is chairman of   Mr. Burt is a director   Mr. Burt is also a
1275 Pennsylvania Ave., N.W.                1998      Diligence LLC             or trustee of 19         director of Hollinger
Washington, D.C. 20004                                (international            investment companies     International Inc.
                                                      information and           (consisting of 40        (publishing), HCL
                                                      security firm) and IEP    portfolios) for which    Technologies, Ltd., The
                                                      Advisors (international   UBS Global AM or one of  Central European Fund,
                                                      investments and           its affiliates serves    Inc., The Germany Fund,
                                                      consulting firm).         as investment advisor,   Inc., IGT, Inc.
                                                                                sub-advisor or manager.  (provides technology to
                                                                                                         gaming and wagering
                                                                                                         industry) and chairman
                                                                                                         of Weirton Steel Corp.
                                                                                                         (makes and finishes
                                                                                                         steel products). He is
                                                                                                         also a director or
                                                                                                         trustee of funds in the
                                                                                                         Scudder Mutual Funds
                                                                                                         Family (consisting of
                                                                                                         47 portfolios).

                            POSITION(S)   LENGTH OF                            NUMBER OF PORTFOLIOS IN
                             HELD WITH      TIME      PRINCIPAL OCCUPATION(S)   FUND COMPLEX OVERSEEN    OTHER DIRECTORSHIPS
  NAME, ADDRESS, AND AGE       FUND        SERVED       DURING PAST 5 YEARS          BY NOMINEE            HELD BY NOMINEE
 ------------------------   ----------    ---------   -----------------------  -----------------------   -------------------
Meyer Feldberg; 61           Director       Since     Mr. Feldberg is Dean      Dean Feldberg is a       Dean Feldberg is also a
Columbia University                         1998      and Professor of          director or trustee of   director of Primedia
101 Uris Hall                                         Management of the         33 investment companies  Inc. (publishing),
New York, New York 10027                              Graduate School of        (consisting of 54        Federated Department
                                                      Business, Columbia        portfolios) for which    Stores, Inc. (operator
                                                      University (since         UBS Global AM or one of  of department stores),
                                                      1989).                    its affiliates serves    Revlon, Inc.
                                                                                as investment advisor,   (cosmetics), Select
                                                                                sub-advisor or manager.  Medical Inc.
                                                                                                         (healthcare services)
                                                                                                         and SAPPI, Ltd.
                                                                                                         (producer of paper).

Frederic V. Malek; 66        Director       Since     Mr. Malek is chairman     Mr. Malek is a director  Mr. Malek is also a
1455 Pennsylvania Avenue, N.W.              1998      of Thayer Capital         or trustee of 19         director of Aegis
Suite 350                                             Partners (merchant        investment companies     Communications, Inc.
Washington, D.C. 20004                                bank) and chairman of     (consisting of 40        (tele-services),
                                                      Thayer Hotel Investors    portfolios) for which    American Management
                                                      III, Thayer Hotel         UBS Global AM or one of  Systems, Inc.
                                                      Investors II and          its affiliates serves    (management consulting
                                                      Lodging Opportunities     as investment advisor,   and computer related
                                                      Fund (hotel investment    sub-advisor or manager.  services), Automatic
                                                      partnerships) (since                               Data Processing, Inc.
                                                      1992).                                             (computing services),
                                                                                                         CB Richard Ellis, Inc.
                                                                                                         (real estate services),
                                                                                                         Federal National
                                                                                                         Mortgage Association,
                                                                                                         FPL Group, Inc.
                                                                                                         (electric services),
                                                                                                         Manor Care, Inc.
                                                                                                         (health care), and
                                                                                                         Northwest Airlines Inc.

Carl W. Schafer; 67          Director       Since     Mr. Schafer is            Mr. Schafer is a         Mr. Schafer is also a
66 Witherspoon Street                       1998      president of the          director or trustee of   director of Labor
#1100                                                 Atlantic Foundation       19 investment companies  Ready, Inc. (temporary
Princeton, NJ 08542                                   (charitable foundation)   (consisting of 40        employment), Roadway
                                                      (since 1993).             portfolios) for which    Corp. (trucking),
                                                                                UBS Global AM or one of  Guardian Life Insurance
                                                                                its affiliates serves    Company Mutual Funds
                                                                                as investment advisor,   (consisting of 19
                                                                                sub-advisor or manager.  portfolios), the
                                                                                                         Harding, Loevner Funds
                                                                                                         (consisting of four
                                                                                                         portfolios), E.I.I.
                                                                                                         Realty Securities Trust
                                                                                                         (investment company)
                                                                                                         and Frontier Oil
                                                                                                         Corporation.

                            POSITION(S)   LENGTH OF                            NUMBER OF PORTFOLIOS IN
                             HELD WITH      TIME      PRINCIPAL OCCUPATION(S)   FUND COMPLEX OVERSEEN    OTHER DIRECTORSHIPS
  NAME, ADDRESS, AND AGE       FUND        SERVED       DURING PAST 5 YEARS          BY NOMINEE            HELD BY NOMINEE
 ------------------------   ----------    ---------   -----------------------  -----------------------   -------------------
William D. White; 69         Director       Since     Mr. White is retired      Mr. White is a director  None
P.O. Box 199                                2001      (since 1994).             or trustee of 19
Upper Black Eddy, PA 18972                                                      investment companies
                                                                                (consisting of 40
                                                                                portfolios) for which
                                                                                UBS Global AM or one of
                                                                                its affiliates serves
                                                                                as investment advisor,
                                                                                sub-advisor or manager.

----------
   * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

   + Mrs. Alexander and Mr. Storms are "interested persons" of the Fund as defined in the 1940 Act by virtue of their positions with UBS Global AM and/or any of its affiliates.


               INFORMATION ABOUT NOMINEE OWNERSHIP OF FUND SHARES

                                           DOLLAR RANGE    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                             OF EQUITY    REGISTERED INVESTMENT COMPANIES OVERSEEN BY NOMINEE
                                            SECURITIES     FOR WHICH UBS GLOBAL AM OR AN AFFILIATE SERVES AS
          NOMINEE                            IN FUND+          INVESTMENT ADVISOR, SUB-ADVISOR OR MANAGER+
          -------                          ------------   ---------------------------------------------------

INTERESTED DIRECTORS:
Margo N. Alexander .......................     None                           Over $100,000
Brian M. Storms ..........................     None                            $1-$10,000

INDEPENDENT DIRECTORS:
Richard Q. Armstrong .....................     None                           Over $100,000
David J. Beaubien ........................     None                           Over $100,000
Richard R. Burt ..........................     None                          $10,001-$50,000
Meyer Feldberg ...........................     None                           Over $100,000
Frederic V. Malek ........................     None                         $50,001-$100,000
Carl W. Schafer ..........................     None                           Over $100,000
William D. White .........................     None                          $10,001-$50,000

----------
+ Information regarding ownership of shares of the Fund is as of July 18, 2003; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2002.

     As of December 31, 2002, the Independent Directors did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

     The board of directors of the Fund met five times during the fiscal year ended May 31, 2003. Each director attended 75% or more of the board meetings during the last fiscal year. The board has established an Audit and Contract Review Committee that acts pursuant to a written charter and is responsible for, among other things: (i) overseeing the scope of the Fund's audit; (ii) overseeing the Fund's accounting and financial reporting policies, practices and internal controls; and (iii) reviewing the performance by certain of the Fund's service providers of their contracts and arrangements with the Fund. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit and Contract Review Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the board that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended May 31, 2003. The Audit and Contract Review Committee currently consists of Messrs. Armstrong, Beaubien, Burt, Feldberg, Malek, Schafer and White, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and each of whom is independent as defined under listing standards of the New York Stock Exchange. Each member of the Fund's Audit and Contract Review Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit and Contract Review Committee met three times during the fiscal year ended May 31, 2003, and each member attended those meetings.

     The board has also established a Nominating Committee that acts pursuant to a written charter. The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the Board; and reviewing the compensation arrangements for each of the directors. The Nominating Committee currently consists of Messrs. Feldberg, Schafer and White. The Nominating Committee did not meet during the fiscal year ended May 31, 2003. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or CURRICULUM VITAE. The board does not have a standing compensation committee.

     Each Independent Director receives, in the aggregate from the UBS Global AM funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephonic meeting attended. The chairperson of the Audit and Contract Review Committee receives annually $12,500. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the Fund for acting as a board member or officer.

     Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The table below includes certain information relating to the compensation of the Fund's directors.

                               COMPENSATION TABLE+

                                                                       TOTAL
                                                     AGGREGATE     COMPENSATION
                                                   COMPENSATION    FROM THE FUND
          NAME OF                                      FROM           AND THE
     PERSON, POSITION                                THE FUND*    FUND COMPLEX**
     ----------------                              ------------   --------------
Richard Q. Armstrong, Director ...................      $306         $111,125
David J. Beaubien, Director ......................       280          108,000
Richard R. Burt, Director ........................       280          108,000
Meyer Feldberg, Director .........................       290          210,250
Frederic V. Malek, Director ......................       280          108,000
Carl W. Schafer, Director ........................       280          108,000
William D. White, Director .......................       280          108,000

----------
  + Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation from the funds.
  * Represents fees paid to each director during the fiscal year ended May 31, 2003.
 **  Represents  fees paid during the calendar  year ended  December 31, 2002 to each board member by: (a) 22 investment companies in the case of Messrs. Armstrong, Beaubien, Burt, Malek, Schafer and White; and (b) 36 investment companies in the case of Mr. Feldberg for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.


                   INFORMATION CONCERNING INDEPENDENT AUDITORS

     The Fund's financial statements for the fiscal year ended May 31, 2003, were audited by Ernst & Young LLP ("Ernst & Young"), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit and Contract Review Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ending May 31, 2004. Ernst & Young has been the Fund's independent auditors since its inception in June 1998. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's reports to shareholders were approximately $28,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

ALL OTHER FEES

     There were approximately $126,500 in fees billed by Ernst & Young for the most recent fiscal year for other services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

                                                           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                          POSITION(S) HELD    LENGTH OF        NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE     WITH THE FUND     TIME SERVED        FOR WHICH PERSON SERVES AS OFFICER
----------------------    ----------------   -----------   --------------------------------------------
W. Douglas Beck*; 36      Vice President     Since 2003    Mr. Beck is an  executive  director and head
                                                           of mutual  fund  product  management  of UBS
                                                           Global AM (since  2002).  From March 1998 to
                                                           November 2002, he held various  positions at
                                                           Merrill  Lynch,  the most recent being first
                                                           vice president and co-manager of the managed
                                                           solutions  group. Mr. Beck is vice president
                                                           of 22 investment companies (consisting of 81
                                                           portfolios)  for which UBS  Global AM or one
                                                           of  its  affiliates   serves  as  investment
                                                           advisor, sub-advisor or manager.

Thomas Disbrow*; 37       Vice President     Since 2000    Mr.  Disbrow  is a  director  and  a  senior
                          and Assistant                    manager   of   the   mutual   fund   finance
                            Treasurer                      department   of  UBS  Global  AM.  Prior  to
                                                           November  1999,  he was a vice  president of
                                                           Zweig/Glaser Advisers. Mr. Disbrow is a vice
                                                           president  and  assistant  treasurer  of  19
                                                           investment   companies   (consisting  of  40
                                                           portfolios)  for which UBS  Global AM or one
                                                           of  its  affiliates   serves  as  investment
                                                           advisor, sub-advisor or manager.

                                                           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                          POSITION(S) HELD    LENGTH OF        NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE     WITH THE FUND     TIME SERVED        FOR WHICH PERSON SERVES AS OFFICER
----------------------    ----------------   -----------   --------------------------------------------
Amy R. Doberman*; 41      Vice President     Since 2000    Ms.  Doberman  is a  managing  director  and
                          and Secretary                    general  counsel  of  UBS  Global  AM.  From
                                                           December  1997  through  July 2000,  she was
                                                           general   counsel   of   Aeltus   Investment
                                                           Management,   Inc.  Ms.   Doberman  is  vice
                                                           president  and  assistant  secretary of five
                                                           investment   companies   (consisting  of  44
                                                           portfolios) and vice president and secretary
                                                           of 19 investment companies (consisting of 40
                                                           portfolios)  for which UBS  Global AM or one
                                                           of  its  affiliates   serves  as  investment
                                                           advisor, sub-advisor or manager.

David M. Goldenberg*; 36  Vice President     Since 2002    Mr. Goldenberg is an executive  director and
                          and Assistant                    deputy  general  counsel  of UBS  Global AM.
                            Secretary                      From  2000 to 2002  he was  director,  legal
                                                           affairs  at  Lazard  Asset  Management.  Mr.
                                                           Goldenberg  served  in  various  capacities,
                                                           including  most recently as global  director
                                                           of compliance  at SSB Citi Asset  Management
                                                           Group from 1996 to 2000. Mr. Goldenberg is a
                                                           vice   president   and   secretary  of  five
                                                           investment   companies   (consisting  of  44
                                                           portfolios)   and  a  vice   president   and
                                                           assistant   secretary   of   19   investment
                                                           companies  (consisting of 40 portfolios) for
                                                           which UBS Global AM or one of its affiliates
                                                           serves as investment advisor, sub-advisor or
                                                           manager.

Kevin J. Mahoney*; 36     Vice President     Since 1999    Mr.  Mahoney  is a  director  and  a  senior
                          and Assistant                    manager   of   the   mutual   fund   finance
                            Treasurer                      department  of UBS Global AM. Prior to April
                                                           1999,  he was the manager of the mutual fund
                                                           internal  control  group  of  Salomon  Smith
                                                           Barney.  Mr. Mahoney is a vice president and
                                                           assistant   treasurer   of   19   investment
                                                           companies  (consisting of 40 portfolios) for
                                                           which UBS Global AM or one of its affiliates
                                                           serves as investment advisor, sub-advisor or
                                                           manager.

                                                           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                          POSITION(S) HELD    LENGTH OF        NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS, AND AGE     WITH THE FUND     TIME SERVED        FOR WHICH PERSON SERVES AS OFFICER
----------------------    ----------------   -----------   --------------------------------------------
John Penicook**; 44       Vice President     Since 2002    Mr.  Penicook  is a  managing  director  and
                                                           global  head of fixed  income of UBS  Global
                                                           Asset  Management  (Americas)  Inc.  and UBS
                                                           Global AM. Mr.  Penicook is a vice president
                                                           of three investment companies (consisting of
                                                           three portfolios) for which UBS Global AM or
                                                           one of its  affiliates  serves as investment
                                                           advisor, sub-advisor or manager.

Paul H. Schubert*; 40     Vice President     Since 1998    Mr.  Schubert is an  executive  director and
                          and Treasurer                    head of the mutual fund  finance  department
                                                           of UBS Global AM. Mr.  Schubert is treasurer
                                                           and  principal  accounting  officer of three
                                                           investment   companies   (consisting  of  41
                                                           portfolios),  a vice president and treasurer
                                                           of 20 investment companies (consisting of 41
                                                           portfolios),   and   treasurer   and   chief
                                                           financial officer of one investment  company
                                                           (consisting of two portfolios) for which UBS
                                                           Global AM or one of its affiliates serves as
                                                           investment advisor, sub-advisor or manager.

Joseph A. Varnas*;  35    President          Since 2003    Mr.  Varnas is a  managing  director  (since
                                                           March 2003), chief technology officer (since
                                                           March 2001) and head of product,  technology
                                                           and  operations  of  UBS  Global  AM  (since
                                                           November  2002).  From 2000 to 2001,  he was
                                                           manager of product development in Investment
                                                           Consulting   Services   at   UBS   Financial
                                                           Services   Inc.  Mr.  Varnas  was  a  senior
                                                           analyst  in the Global  Securities  Research
                                                           and  Economics  Group at Merrill  Lynch from
                                                           1995 to 1999.  Mr. Varnas is president of 22
                                                           investment   companies   (consisting  of  81
                                                           portfolios)  for which UBS  Global AM or one
                                                           of  its  affiliates   serves  as  investment
                                                           advisor, sub-advisor or manager.

Keith A. Weller*; 41      Vice President     Since 1998    Mr.   Weller  is  a   director   and  senior
                          and Assistant                    associate  general counsel of UBS Global AM.
                            Secretary                      Mr. Weller is a vice president and assistant
                                                           secretary   of   19   investment   companies
                                                           (consisting of 40 portfolios)  for which UBS
                                                           Global AM or one of its affiliates serves as
                                                           investment advisor, sub-advisor or manager.

----------
 * This person's business address is 51 West 52nd Street, New York, New York 10019-6114
** This person's business address is One North Wacker Drive, Chicago, Illinois
   60606.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Mr. Varnas. This delayed report did not involve any transactions in the Fund's common stock but rather related to his election as an officer.

                              SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 2004 annual meeting of shareholders should send such proposals to the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than April 2, 2004 and must satisfy other requirements of the federal securities laws.

                                 OTHER BUSINESS

     Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                           By order of the board of directors,


                                           Amy R. Doberman
                                           SECRETARY

July 29, 2003


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                                       11

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                                       12

                                                                       EXHIBIT A


                   AUDIT AND CONTRACT REVIEW COMMITTEE CHARTER
                     AMENDED AND RESTATED AS OF MAY 8, 2003

ESTABLISHMENT AND PURPOSE

     This document serves as the Charter for the Audit and Contract Review Committee (the "Committee") of the Board of each fund (the "Fund") advised by UBS Global Asset Management (US) Inc. ("UBS Global") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) oversee the scope of the Fund's audit, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls and, as appropriate, the internal controls of certain service providers; (b) approve, and recommend to the Board, for ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as determining the compensation thereof; (c) pre-approve all audit and non-audit services provided to the Fund and certain other persons by such independent auditors; and (d) review the performance by certain service providers and approve their contracts and arrangements with the Fund.

     With respect to its contract review function, the Committee will consider the performance of UBS Global, the Fund's adviser, administrator and distributor(1); the Fund's sub-advisors, if any; and, as deemed necessary or appropriate by the Committee, any other service providers. The Committee will determine whether compensation paid by the Fund pursuant to its contracts and arrangements is reasonable and appropriate in light of the nature and quality of the services rendered.

DUTIES AND RESPONSIBILITIES

AUDIT OVERSIGHT

     The Fund's independent auditors are accountable to the Committee.

     The Committee shall:

     1. Approve, and recommend to the Board for the Board's ratification, the selection, appointment, retention or termination of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

----------
(1)  Open-end Funds only.

     2. Pre-approve (a) all audit and permissible non-audit services(2) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to UBS Global and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global or any Covered Service Providers by the Fund's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee's meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than UBS Global or the Fund's officers).

     3. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; receive periodic reports from the independent auditors regarding the independent auditors' independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board); and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

----------
(2) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
     (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global and any service providers controlling, controlled by or under common control with UBS Global that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by
     (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     4. Review, in consultation with the independent auditors, the scope of the Fund's proposed audit each year, including the audit procedures to be utilized, and certain other matters in connection with the Fund's financial statements.

     5. Inquire of UBS Global and the independent auditors as to the Fund's qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

     6. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, or any subsequent Statement.

     7. Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1, or any subsequent Statement.

     8. Review, in consultation, as appropriate, with the independent auditors and Fund service providers, matters relating to internal controls and disclosure controls and procedures at the Fund and at the Fund's service providers.

     9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, UBS Global, the Fund's sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter received from a regulatory or self-regulatory organization addressed to the Fund, UBS Global or the Fund's sub-adviser(s), if any, that relates to services rendered to the Fund.

     10. [Closed-end Funds only] Establish procedures for the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by Fund officers or employees or Fund service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

     11. Request that the  independent  auditors  report to the Committee on any
         unusual  items  or  matters   discovered   during  the  course  of  any
         semi-annual or other reviews.

     12. [Closed-end Funds only] Consider and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditors, the Fund's officers and UBS Global.

     13. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

CONTRACT REVIEW

     1. Request such information as is deemed relevant by the Committee regarding the performance of each of the contracts and arrangements required to be reviewed and approved by the Board.

     2. Review all information and data provided by the service providers in connection with their performance of these contracts and arrangements.

     3. Meet with such representatives of the service providers as the Committee deems necessary.

     4. Make recommendations to the Board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees.

     5. Consider such other matters as the Committee may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

     In performing its duties, the Committee shall be provided by UBS Global, the Fund's sub-advisor(s), if any, or the Fund, as applicable, with such information, data and services as the Committee shall request to discharge its duties and responsibilities, shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, UBS Global, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers and, as it determines necessary to carry out its duties and at the Fund's expense, may engage outside advisors and consultants. The Fund shall provide appropriate funding for the Committee to carry out its duties and responsibilities.

COMPOSITION

     The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"). Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(b)(2)(a) of the New York Stock Exchange's Listed Company Manual. The Committee shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve for a term of three years, which term may be renewed from time to time.(3)

     In addition, the Board shall use its best efforts to ensure that at least one member of the Committee is an "audit committee financial expert," as determined under the rules of the Securities and Exchange Commission. Appendix B sets forth the audit committee financial expert requirements as of the date of this amended and restated Charter. In the event that the Committee does not have at least one such audit committee financial expert, the nominating committee of the Board shall endeavor to identify and recommend to the Board a candidate that meets such requirements or, in the event the Board does not, at such time, have a nominating committee, the Board shall designate the Independent Board Members as a committee to identify and recommend to the Board a candidate that meets such requirements.

MEETINGS

     The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Additional meetings shall be called as circumstances require. The Committee may request any officer or employee of the Fund, the Fund's counsel, UBS Global, the Fund's sub-adviser(s), if any, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Fund's independent auditors at least once a year outside the presence of the Fund's officers and other parties. The Committee may, in its discretion, also meet outside the presence of the Fund's officers and other parties at other times. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

     One-third of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

----------
(3) In the case of a newly-organized UBS fund, the Chairperson's term will be coterminous with those of the other UBS funds listed on Schedule A, even if such term is shorter than three years.

REPORTING

     The   Chairperson   shall  report  to  the  Board  on  the  result  of  its
deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

     While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the Fund's audit or for determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. In fulfilling their responsibilities hereunder, it is recognized that the members of the Committee are not full-time employees of the Fund, it is not the duty or the responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Fund from which it receives information; (b) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board); and (c) statements made by the officers and employees of the Fund, UBS Global or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The review of the Fund's financial statements by the Committee is not of the same quality as the audit performed by the independent auditors.

     In  carrying  out  its  responsibilities,   the  Committee's  policies  and
procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

     This Charter may be amended by a vote of a majority of the Board members.

                                                                      APPENDIX A


UBS Managed Investments Trust
UBS Managed Municipal Trust
UBS Series Trust
Liquid Institutional Reserves
UBS Investment Trust
UBS Index Trust
UBS Municipal Money Market Series
UBS Money Series
UBS Mutual Funds Securities Trust
UBS PACE Select Advisors Trust
UBS Cashfund Inc.
UBS RMA Money Fund Inc.
UBS RMA Tax-Free Fund Inc.
UBS Master Series, Inc.
UBS Financial Sector Fund Inc.
Strategic Global Income Fund, Inc.*
Global High Income Dollar Fund Inc.*
Investment Grade Municipal Income Fund Inc.*
Insured Municipal Income Fund Inc.*
Managed High Yield Plus Fund Inc.*


----------
  * Closed-end Funds. The duties and responsibilities of paragraphs 10 and 12 and any other provision applicable exclusively to closed-end funds apply to these funds only.

                                                                      APPENDIX B


                  AUDIT COMMITTEE FINANCIAL EXPERT REQUIREMENTS

An "audit committee financial expert" is a person who has the following attributes:

     an understanding of generally accepted accounting principles and financial statements;

     the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

     experience   preparing,   auditing,   analyzing  or  evaluating   financial
         statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     an  understanding  of  internal   controls  and  procedures  for  financial
         reporting; and

     an  understanding of audit committee functions.

A person must have acquired such attributes through one or more of the following:

     education  and  experience  as a  principal  financial  officer,  principal
         accounting  officer,  controller,   public  accountant  or  auditor  or
         experience in one or more positions that involve the performance of similar functions;

     experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

     experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

     other relevant experience.

                                              ---------------------
                                                            MANAGED
                                                    HIGH YIELD PLUS
                                                          FUND INC.
                                              =====================


                    PROXY
                    STATEMENT


                                              ---------------------
                                                            MANAGED
                                                    HIGH YIELD PLUS
                                                          FUND INC.
                                              =====================


                                              ---------------------
                                              NOTICE OF
                                              ANNUAL MEETING
                                              TO BE HELD ON
                                              SEPTEMBER 18, 2003
                                              AND
                                              PROXY STATEMENT
                                              =====================

                                                                          ZHHY32

                                   DETACH HERE


                                      PROXY

                        MANAGED HIGH YIELD PLUS FUND INC.

              ANNUAL MEETING OF SHAREHOLDERS -- SEPTEMBER 18, 2003



     The undersigned hereby appoints as proxies Keith A. Weller and Marissa Duran-Cruz and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MANAGED HIGH YIELD PLUS FUND INC.


                             YOUR VOTE IS IMPORTANT


     Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.


---------------                                                  ---------------
  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
      SIDE                                                             SIDE
---------------                                                  ---------------

MANAGED HIGH YIELD
PLUS FUND INC.
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-9452



                                                                          ZHHY31

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

1. To elect as directors:

   NOMINEES: (01) Margo N. Alexander, (02) Richard Q. Armstrong,
             (03) David J. Beaubien, (04) Richard R. Burt, (05) Meyer Feldberg,
             (06) Frederic V. Malek, (07) Carl W. Schafer, (08) Brian M. Storms and (09) William D. White.

                       FOR                         WITHHELD
                      ALL     [ ]             [ ]  FROM ALL
                    NOMINEES                       NOMINEES

             [ ] __________________________________________
                 For all nominee(s) except as written above


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [ ]

This proxy will not be voted unless it is dated and signed exactly as instructed below:

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example, "ABC Corp., John Doe, Treasurer."

Sign exactly as name appears hereon.


Signature:
(if held jointly) ____________________________________ Date: ___________________

Signature: ___________________________________________ Date: ___________________